UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

STRATIVATION, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

10900 Wilshire Boulevard, Suite 500,

Los Angeles, California 90024

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 208-1182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Entry into a Material Definitive Agreement

On January 11, 2007, the Registrant entered into a Shares For Debt Agreement (the “Shares For Debt Agreement”) with Richardson & Patel LLP (“R&P”), the Registrant’s legal counsel, pursuant to which the Registrant agreed to issue and R&P agreed to accept 645,846 restricted shares of the Company’s common stock (the “Shares”) as full and complete settlement of a portion of the total outstanding debt in the amount of $261,201.84 that the Company owed to R&P for legal services (the “Partial Debt”).

On January 11, 2007, the Registrant entered into a Registration Rights Agreement (together with the Shares For Debt Agreement, the “Agreements”) with R&P and various other stockholders of the Corporation signatory thereto in connection with the shares of the Registrant acquired pursuant to the Shares For Debt Agreement and certain other previously disclosed or privately negotiated transactions that took place on or around July 18, 2006.

Certain stockholders of the Corporation who are parties to the Registration Rights Agreement, except for A&E Capital Partners LLC, Corporate Capital Partners, and Mr. Troy Rillo, are employed by R&P. Other than as disclosed herein, there are no material relationships between the Registrant or its affiliates and any of the parties of the Agreements.

The foregoing descriptions of the Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales Of Equity Securities

Pursuant to the Shares For Debt Agreement, the Registrant issued 645,846 restricted shares of the Registrant’s Common Stock to R&P as full and complete settlement of the Partial Debt. The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) R&P was accredited within the meaning of Rule 501(a); (2) the transfer of the securities was restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b) after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) the offer and sale was not effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Document

10.1	Shares For Debt Agreement, dated January 11, 2007, by and among the Registrant and Richardson & Patel LLP.

10.2	Registration Rights Agreement, dated January 11, 2007, by and among the Registrant, Richardson & Patel LLP, and certain shareholders of the Registrant signatory thereto.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2007	STRATIVATION, INC.

By:/s/ Silas Phillips

Silas Phillips,
Chief Executive Officer